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Exhibit 15(vii) under Form N-1A
Exhibit 1 under Item 601/Reg. S-K

                                                    EXHIBIT I
                                                     to the
                                                Distribution Plan
                                            Federated Equity Funds

                                        Federated Aggressive Growth Fund
                                                 Class A Shares

         This Distribution Plan is adopted by Federated Equity Funds with respect to the Class of Shares of the Trust set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of
 .25 of 1% of the average aggregate net asset value of the Class A Shares of Federated Aggressive Growth Fund held during the month.

         Witness the due execution hereof this 1st day of December, 1996.



                                                     Federated Equity Funds




                                                     By:/s/ Glen R. Johnson
                                                            President

Exhibit 15(viii) under Form N-1A
Exhibit 1 under Item 601/Reg. S-K

                                                    EXHIBIT J
                                                     to the
                                                Distribution Plan
                                            Federated Equity Funds

                                        Federated Aggressive Growth Fund
                                                 Class B Shares

         This Distribution Plan is adopted by Federated Equity Funds with respect to the Class of Shares of the Trust set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of
 .75 of 1% of the average aggregate net asset value of the Class B Shares of Federated Aggressive Growth Fund held during the month.

         Witness the due execution hereof this 1st day of December, 1996.


                                                     Federated Equity Funds



                                                     By:/s/ Glen R. Johnson
                                                            President

Exhibit 15(ix) under Form N-1A
Exhibit 1 under Item 601/Reg. S-K

                                                    EXHIBIT K
                                                     to the
                                                Distribution Plan
                                            Federated Equity Funds

                                        Federated Aggressive Growth Fund
                                                 Class C Shares

         This Distribution Plan is adopted by Federated Equity Funds with respect to the Class of Shares of the Trust set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of
 .75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Aggressive Growth Fund held during the month.

         Witness the due execution hereof this 1st day of December, 1996.


                                                     Federated Equity Funds



                                                     By:/s/ Glen R. Johnson
                                                            President